                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                         ----------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event report)         20-Aug-96


        The Money Store Inc. (as Representative) and TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of March 31, 1996 in conection with the issuance of TMS Auto Trust Asset Backed Securities, (Series 1996-1).


                             The Money Store Inc.

                            TMS Auto Holdings, Inc.
  --------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)


         Delaware                                    22-3405381
         New Jersey              33-94518            22-2293022
         ----------              --------            ----------

         State or other          (Commission         (IRS Employer
         jurisdiction of         File Number)          ID Number)
         incorporation)


         2840  Morris  Avenue,  Union,  New  Jersey        07083
         ----------------------------------------------------------
         (Address of principal executive officer)


         Registrant's Telephone Number,
         including area code:                        908-686-2000
                                                     --------------


                                      n/a
          ----------------------------------------------------------
         (Former name or former address, if changed since last report)

             Item 5          Other Events
                             ----------------------------



      Attached herein as Annex A is a copy of the Monthly Statement sent to the Noteholders and Certificateholders with respect to the August 20, 1996 Remittance Date.

                                      SIGNATURES



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                         THE MONEY STORE INC.
                                                         TMS AUTO HOLDINGS, INC.



                                                         By /S/ James K. Ransom
                                                         -----------------------
                                                          James K. Ransom
                                                           Vice President









      Dated:        08/20/96

                       TMS AUTO RECEIVABLES TRUST 1996-1
               Class A-1 5.6375% Money Store Asset Backed Notes
                  Class A-2 Floating Rate Asset Backed Notes
                      Class A-3 6.85% Asset Backed Notes
                                                                         REVISED

              IN ACCORDANCE WITH THE SALE AND SERVICING AGREEMENT
         DATED AS  OF  MAY 31, 1996, THE MONEY STORE AUTO FINANCE INC.
                 REPORTS THE FOLLOWING INFORMATION PERTAINING
         TO SERIES 1996 - 1 FOR THE AUGUST 15, 1996 DETERMINATION DATE

   DISTRIBUTION DATE       08/20/96      MONTHLY PERIOD                  Jul-96

A. Information Regarding the Current Monthly Distribution:

   I.    NOTES
            (a)  The aggregate amount of the distribution to
                   Noteholders' from the Collection Account with respect to:
                     Class A-1 Notes                                          4,608,615.82
                     Class A-2 Notes                                            402,159.68
                     Class A-3 Notes                                            330,512.50

            (b)  The amount of the distribution set forth in  A.1.(a)
                    above in respect of interest from the Collection Account:
                     Class A-1 Notes                                            190,881.81
                     Class A-2 Notes                                            402,159.68
                     Class A-3 Notes                                            330,512.50

            (c)  The amount of the distribution set forth in  A.1.(a)
                    above in respect of principal from the Collection
                    Account:
                     Class A-1 Notes                                          4,417,734.01
                     Class A-2 Notes                                                  0.00
                     Class A-3 Notes                                                  0.00

            (d)  The amount of such distribution payable out of amounts withdrawn from the Spread Account or pursuant to a claim
                    on the Policy (Deficiency Claim Amount) with respect to:
                     Class A-1 Notes                                                  0.00
                     Class A-2 Notes                                                  0.00
                     Class A-3 Notes                                                  0.00

            (e)  The amount of the distribution set forth in  A.1.(a)
                    above per $1,000 interest with respect to:
                     Class A-1 Notes                                           102.1866035
                     Class A-2 Notes                                             4.4684409
                     Class A-3 Notes                                             5.7083333

            (f)   The amount of the distribution set forth in  A.1.(b)
                    above per $1,000 interest with respect to:
                     Class A-1 Notes                                             4.2324126
                     Class A-2 Notes                                             4.4684409
                     Class A-3 Notes                                             5.7083333

            (g)  The amount of the distribution set forth in  A.1.(c)
                    above per $1,000 interest with respect to:
                     Class A-1 Notes                                            97.9541909
                     Class A-2 Notes                                             0.0000000
                     Class A-3 Notes                                             0.0000000

            (h)  The amount of the distribution set forth in  A.1.(d)
                    above per $1,000 interest with respect to:
                     Class A-1 Notes                                             0.0000000
                     Class A-2 Notes                                             0.0000000
                     Class A-3 Notes                                             0.0000000

B. Information Regarding the Performance of the Trust:

   1.    POOL AND NOTE BALANCES

            (a)  The Pool Balance as of the close of business
                    on the last day of the preceding Monthly Period         192,514,502.03

            (b)  The Class Note Balances as of the close of business
                    on the last day of the preceding Monthly Period, after
                    giving effect to payments allocated to principal set
                    forth in Paragraph  A.1.(c)  above wtih respect to:
                     Class A-1 Notes                                         37,615,597.77
                     Class A-2 Notes                                         90,000,000.00
                     Class A-3 Notes                                         57,900,000.00

            (c)  The Class Note Factor as of the close of business on the last day of the preceding Monthly Period with respect to:
                     Class A-1 Notes                                             0.8340487
                     Class A-2 Notes                                             1.0000000
                     Class A-3 Notes                                             1.0000000

   2.    SERVICING FEE

            (a)  The aggregate amount of the Servicing Fee paid to the
                    Servicer with respect to the preceding Monthly Period
                    from the Collection Account                                 136,730.45
            (b)  The amount of such Servicing Fee per $ 1,000 interest           0.6836523
            (c)  The amount of any unpaid Servicing Fee                               0.00
            (d)  The change in the amount of any unpaid Servicing Fee
                    from the previous Distribution Date                               0.00

   3.    OTHER FEES

            (a) The aggregate amount of Trustee Fees paid to the Trustee
                    from the Collection Account                                     333.33
            (b) The aggregate amount of Insurance Premium paid to the
                  Noteholders' Insurer from the Collection Account               38,649.08

   4.    PAYMENT SHORTFALLS

            (a)  The amount of the Noteholders' Interest Carryover Shortfall after giving effect to the payments set forth in Paragraph
                    A.1.(b) above with respect to:
                     Class A-1 Notes                                                  0.00
                     Class A-2 Notes                                                  0.00
                     Class A-3 Notes                                                  0.00

            (b)  The amount of such Interest Carryover Shortfall
                    per $1,000 Interest
                     Class A-1 Notes                                             0.0000000
                     Class A-2 Notes                                             0.0000000
                     Class A-3 Notes                                             0.0000000

            (c)  The change in the amount of the Interest Carryover Shortfall
                    from the previous Distribution Date                           0.00
            (d)  The amount of the Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
                    A.1.(c) above                                                   0.00
            (e)  The amount of such Principal Carryover Shortfall
                    per $1,000 Interest                                        0.0000000
            (f)  The change in the amount of the Principal Carryover Shortfall
                    from the previous Distribution Date                           0.00

                                      (2)

5.    REALIZED LOSSES

         (a)  Realized Losses for the Period funded by the Spread Account                                13,863.39
                                  1.  Cram Down Losses             519.31
                                  2.  Losses on Liquidated Receivables 13,344.08
         (b)  Aggregate Realized Losses, if any,
                                  1.  Preceding Monthly Period         Jul-96                            18,767.67
                                  2.  Second preceding Monthly Period  Jul-96                                 0.00

6.    PURCHASE AMOUNTS

         The aggregate Purchase Amounts for Receivables,
         if any, that were repurchased in such period                                                         0.00

7.    PAYAHEAD ACCOUNT


         (a)  The aggregate Payahead Balance                                                            261,269.11
         (b)  The change in the Payahead Balance from the
                 previous Distribution Date                                                             179,620.12
                                (1)  The aggregate Payaheads pursuant to Section 5.6
                                        for  the  Monthly Period which were transferred from
                                        the  Collection  Account to the Payahead Account. 219,586.79
                                (2)  The portion of the Payaheads constituting Scheduled
                                        Payments on PreComputed Receivables or the portion
                                        that  are applied to Prepay a PreComputed Receivable in
                                        full  pursuant to Section 5.6 which were transferred from
                                        the Payahead  Account to the Collection Account. 39,966.67
         (c)  The investment earnings on funds in the Payahead Account
                (transferred from the Payahead to the Collection Account) and
                remitted to the Seller as Supplemental Servicing Fee                                          3.79

8.    SPREAD ACCOUNT

         (a)  The Spread Account balance after giving effect to
                 distributions made on such Distribution  Date                                        8,275,700.59
         (b)  The change in the Spread Account balance on such
                 Distribution  Date                                                                   1,928,192.76
         (c)   The Amount withdrawn from the Spread Account and
                  payable to the Certificateholders (Deficiency Claim Amount)                                 0.00
         (d)   The Amount withdrawn from the Spread Account and
                  payable to the Seller  (Remaining Funds).                                                   0.00
         (e)   The investment earnings on funds in the Spread Account
                  (transferred from the Spread to the Collection Account) and
                  remitted to the Seller as Supplemental Servicing Fee                                    2,125.05

9.    THE POLICY

         The amount distributable from the Policy and payable to the
         Noteholders, after giving effect to withdrawals from the
         Spread Account (Deficiency Claim Amount)                                                             0.00

10.    THE NOTICES

         (a)   Pursuant to Section 5.4, there is a Deficiency Claim Amount of
                  $0.00  to be withdrawn from the Spread Account to fund the amount payable on the related Distribution Date for items (i) thru (vi)
                  of Section 5.6 (

         (b)   Pursuant to Section 5A.1, there is a Deficiency Claim Amount of
                  $0.00  to be withdrawn from the Policy to fund the amount
                  payable on the related Distribution Date for items (i) thru (vi) of
                  Section 5.6 (b)

                                      (3)

  11.    TERMINATION OF TRUST

           The amount to be distributed to the Certificateholders from the Collection
           Account pursuant to the Termination of the Trust ( Section 307 )                                       0.00

  12.    PRE-FUND ACCOUNT

           (a)  The Pre-Fund Account balance after giving effect to
                   distributions made on such Distribution  Date                                                  0.00
           (b)  The Pre-Fund Account Balance per $1,000 interest
                    Class A-1 Notes                                                                          0.0000000
                    Class A-2 Notes                                                                          0.0000000
                    Class A-3 Notes                                                                          0.0000000
           (c)   The Amount withdrawn from the Pre-Fund Account and transferred
                    to the Collection Account (payable to the Noteholders)                                    1,095.74

           (d)  The amount of Pre-Fund Account distribution per $1,000 interest                              0.1565343
           (e)   The interest earnings on funds in the Pre-Fund Account
                    (transferred from the Pre-Fund to the Collection Account) and
                    remitted to the Seller as Supplemental Servicing Fee                                     26,867.22

  13.    CAPITALIZED INTEREST ACCOUNT

           (a)  The Capitalized Interest Account balance after giving effect to
                   distributions made on such Distribution  Date                                                  0.00
           (b)   The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
                    Certificateholders and Noteholders)                                                     230,172.25
           (c)   The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
                    Sellers)                                                                                189,019.48
           (e)   The interest earnings on funds in the Capitalized Interest Account
                    (transferred from the Capitalized Interest to the Collection Account)
                    and remitted to the Seller as Supplemental Servicing Fee                                    225.25

  14.    OTHER INFORMATION

           Pursuant to Section 4.9(b)(i)
           (a)     Delinquency Ratio                                                                            3.4390%
           (b)     Average Delinquency Ratio                                                                    2.4377%
           (c)     Default Rate                                                                                 0.8864%
           (d)     Average Default Rate                                                                         0.5283%
           (e)     Net Loss Rate                                                                                0.1090%
           (f)     Average Net Loss Rate                                                                        0.0545%

           Pursuant to Section 4.9(b)(ii)
           Trigger Event occurred as of                                                                             NO

           Pursuant to Section 4.9(b)(iii)
           Prior Trigger Event Deemed Cured  as                                                                     NO

           Pursuant to Section 4.9(b)(iv)
           Insurance Agreement Event of Default                                                                     NO

           Weighted Average Coupon Rate                                                                         19.530
           Weighted Average Remaining Terms                                                                     49.690

  **NOTE** Pursuant to Section 5.2 (b)
           Amount deposited into the Collection Account due to
           mistaken deposits, postings or checks returned for
           insufficient funds to be reimbursed to the Servicer                                                    0.00

                                      (4)

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 4.9 of the Pooling and Servicing Agreement dated May 31 1996 pertaining to Series 1996 - 1 in preparing the accompanying Servicer's Noteholders' Statement.


                    THE  MONEY  STORE  AUTO  FINANCE  INC.




           BY:  /s/ Harry Puglisi
           ---------------------------

                    HARRY PUGLISI
                    TREASURER

                                      (5)